UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

Crown Castle International Corp.

(Exact name of registrant as specified in its charter)

Delaware	001–16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Crown Castle International Corp. (“Company” or “Crown Castle”) on November 1, 2017 to include the historical financial statements and pro forma financial information required under Item 9.01 in connection with the Company’s acquisition of LTS Group Holdings LLC (“Lightower”).

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The Audited Consolidated Financial Statements of Lightower as of and for the year ended December 31, 2016, with independent auditors’ report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The Unaudited Condensed Consolidated Financial Statements of Lightower as of and for the nine months ended September 30, 2017 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information

The Unaudited Preliminary Pro Forma Condensed Combined Financial Information of Crown Castle as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Lightower as of and for the year ended December 31, 2016

99.2	Unaudited Condensed Consolidated Financial Statements of Lightower as of and for the nine months ended September 30, 2017

99.3	Unaudited Preliminary Pro Forma Condensed Combined Financial Information of Crown Castle as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel

Date: December 15, 2017